UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015 (March 17, 2015)

ENGILITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35487	45-3854852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Centerview Drive Chantilly, Virginia	20151
(Address of Principal Executive Offices)	(Zip Code)

(703) 708-1400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Engility Holdings, Inc. 2015 Long Term Incentive Plan

On March 17, 2015, a subcommittee of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Engility Holdings, Inc., a Delaware corporation (the “Company”), approved the grant of performance unit awards (“PUAs”) and restricted stock units (“RSUs”) to the following executive officers of the Company pursuant to the Engility Holdings, Inc. 2015 Long Term Incentive Plan (“2015 LTIP”), which is a sub-plan under the Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan. The 2015 LTIP is intended to encourage and reward superior long-term performance from the Company’s executive officers and select members of senior management (the “LTIP Participants”). Under the terms of the 2015 LTIP, LTIP Participants receive a grant of PUAs and RSUs based on a percentage of their 2015 base salary and calculated on the date of grant.

Name	Position	Target LTIP equity grant (as a percentage of base salary) (1)
Anthony Smeraglinolo	President and Chief Executive Officer	269%
John P. Hynes, Jr.	Executive Vice President and Chief Operating Officer	150%
Wayne M. Rehberger	Senior Vice President and Chief Financial Officer	125%
Thomas O. Miiller	Senior Vice President, General Counsel and Corporate Secretary	100%
Craig R. Reed	Senior Vice President, Strategy and Corporate Development	100%

(1)	As discussed below, the number of shares of Common Stock ultimately deliverable to LTIP Participants will vary based on the Company’s performance for a three year period against the two metrics under the PUAs, and subject to further adjustment based on the Company’s total shareholder return (“TSR”) performance over the performance period (described below).

The 2015 LTIP grants occurred on March 18, 2015 based on the closing price of the Company’s common stock (“Common Stock”). 60% of the grant was in the form of PUAs and 40% of the grant was in the form of RSUs. Awards granted under the 2015 LTIP may either settle in Common Stock or cash, at the discretion of the Committee.

Restricted Stock Units

The RSUs vest over a term of three years from the date of grant, 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date and 50% on the third anniversary of the grant date. The underlying shares of Common Stock will be delivered to the LTIP Participants as soon as practicable after the applicable vesting date. Set forth in the table below is the grant date fair value of RSUs granted to certain LTIP Participants on March 18, 2015.

Name	Position	RSUs
Anthony Smeraglinolo	President and Chief Executive Officer	$860,000
John P. Hynes, Jr.	Executive Vice President and Chief Operating Officer	$360,000
Wayne M. Rehberger	Senior Vice President and Chief Financial Officer	$225,000
Thomas O. Miiller	Senior Vice President, General Counsel and Corporate Secretary	$180,000
Craig R. Reed	Senior Vice President, Strategy and Corporate Development	$160,000

Performance Unit Awards

The PUAs under the 2015 LTIP generally cliff vest after three years based on the Company’s performance at the end of a three year performance period beginning January 1, 2015 (the “Performance Period”). The number of shares of Common Stock that are ultimately vested and delivered to LTIP Participants in respect of these PUAs will vary depending on the Company’s performance against the following two metrics, each of which are weighted equally (the “PUA LTIP Targets”):

•	2017 Revenue. The first metric measures the Company’s revenue for fiscal year 2017, as adjusted for any Board-approved acquisitions or dispositions (“2017 Revenue”).

•	Cash Flows. The second metric measures the sum of the Company’s adjusted cash flows from operations over the Performance Period (“Cash Flows”).

The PUA LTIP Targets are subject to an over/underachievement scale based on specified maximum, target and minimum values. If 2017 Revenue and Cash Flows reach the maximum performance set by the Committee, then the number of shares delivered to the LTIP Participants with respect to their PUAs will be 200% of the target award, decreasing to 150%, 100% (target) and 50% (threshold) of the target award based on the actual 2017 Revenue and Cash Flows achieved by the Company, subject to adjustment based on the Company’s TSR performance over the performance period (described below). If both 2017 Revenue and Cash Flows performance are below the threshold values, no payouts will be made under the PUAs. Vesting related to performance between the percentiles will be determined based on straight line interpolation. Following the end of the Performance Period, the Committee will determine whether and the extent to which the applicable PUA LTIP Targets were met.

At the end of the Performance Period, the PUAs will be subject to adjustment based on the Company’s TSR measured against the TSR of a peer group of companies previously approved by the Committee (the “Peer Group”). At the end of the Performance Period, if the Company is in the bottom quartile of TSR relative to its Peer Group, the ultimate number of shares of Common Stock delivered with respect to the PUAs will be reduced by 25% of the target amount; if the Company is in the top quartile of TSR relative to its Peer Group, the ultimate number of shares of Common Stock delivered with respect to the PUAs will be increased by 25% of the target amount; if the Company’s TSR falls within the middle two quartiles relative to its Peer Group, there will be no effect on the number of shares of Common Stock delivered to the Plan Participants (the “TSR Multiplier”). Set forth in the table below is the grant date fair value of PUAs granted to certain LTIP Participants on March 17, 2015.

Name	Position	PUAs
Anthony Smeraglinolo	President and Chief Executive Officer	$1,290,000
John P. Hynes, Jr.	Executive Vice President and Chief Operating Officer	$540,000
Wayne M. Rehberger	Senior Vice President and Chief Financial Officer	$337,500
Thomas O. Miiller	Senior Vice President, General Counsel and Corporate Secretary	$270,000
Craig R. Reed	Senior Vice President, Strategy and Corporate Development	$240,000

Performance Retention Awards

As previously disclosed, the Compensation Committee approved the creation of a pool in respect of performance retention awards (“PRAs”), in the form of performance units to be issued under Engility’s Amended and Restated 2012 Long Term Performance Plan, to be granted to certain Company executive officers subsequent to the closing of the acquisition of TASC, Inc. The grant date fair value of the awards will be a number of performance units equal to 1.5 times the target 2015 LTIP amounts for eligible participants (the “target level”). The PRAs may either settle in Common Stock or cash, at the discretion of the Committee. The maximum amount of cash and/or stock payable under the PRAs is capped at 200% of the target level and the minimum payout will be 50% of the target level. The number of PRAs to be issued on the grant date will be based on the volume weighted average price per share of Common Stock for the 20 trading days immediately following the closing of the acquisition of TASC, Inc., equating to a grant date of March 26, 2015. The performance units issued under the PRAs are subject to three-year cliff vesting from the grant date, and vest based on achieving reductions in the Company’s net debt to adjusted EBITDA ratio. PRA participants are entitled to partial or full vesting of such awards upon the occurrence of certain events, including in connection with a change in control or such PRA holder’s death, disability and certain terminations or resignations of employment. These performance retention awards may be revoked or otherwise reduced by the Company’s Board at any time prior to the date the award is issued.

The PRAs have a grant date fair value as set forth in the table below.

Name	Position	Award Value
Anthony Smeraglinolo	President and Chief Executive Officer	$3,225,000
John P. Hynes, Jr.	Executive Vice President and Chief Operating Officer	$1,350,000
Wayne M. Rehberger	Senior Vice President and Chief Financial Officer	$843,750
Thomas O. Miiller	Senior Vice President, General Counsel and Corporate Secretary	$675,000
Craig R. Reed	Senior Vice President, Strategy and Corporate Development	$600,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: March 23, 2015	By:	/s/ Thomas O. Miiller
	Name:	Thomas O. Miiller
	Title:	Senior Vice President, General Counsel and Corporate Secretary